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                                                                   EXHIBIT 10.24

                              EIGHTH SUPPLEMENT TO

                              INTER-GROUP AGREEMENT

                                between and among

                                   AT&T CORP.,

                                on the one hand,

                                       and

                           LIBERTY MEDIA CORPORATION,

                             LIBERTY MEDIA GROUP LLC

                      and each Covered Entity listed on the

                             signature pages hereof,

                               on the other hand,

                          dated as of November 20, 2000
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                              EIGHTH SUPPLEMENT TO

                              INTER-GROUP AGREEMENT

                  Agreement dated as of November 20, 2000 (this "Agreement") between AT&T Corp., a New York corporation ("AT&T"), for itself and on behalf of the members of the Common Stock Group, on the one hand, and Liberty Media Corporation, a Delaware corporation ("LMC"), Liberty Media Group LLC, a Delaware limited liability company, and for so long as such Covered Entity remains a Covered Entity under the applicable provisions of the AT&T Charter Amendment, each Covered Entity listed on the signature pages hereof (collectively, the "Liberty Media Parties"), for themselves and, in the case of LMC, on behalf of the other members of the Liberty Media Group, on the other hand.

                  WHEREAS, AT&T and the Liberty Media Parties are parties to that certain Inter-Group Agreement, dated as of March 9, 1999 (the "Inter-Group Agreement"), as supplemented and modified by (i) the First Supplement to Inter-Group Agreement, dated as of May 28, 1999, as such First Supplement has been amended, (ii) the Second Supplement to Inter-Group Agreement, dated as of September 24, 1999, (iii) the Third Supplement to Inter-Group Agreement, dated as of October 20, 1999, (iv) the Fourth Supplement to Inter-Group Agreement, dated as of December 6, 1999, (v) the Fifth Supplement to Inter- Group Agreement, dated as of December 10, 1999, (vi) the Sixth Supplement to Inter-Group Agreement, dated as of December 30, 1999, and (vii) the Seventh Supplement to Inter-Group Agreement, dated as of July 25, 2000, which establishes certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning the Groups' relationships with each other;
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                  WHEREAS, LMC has requested AT&T to adopt an incentive plan known as the "AT&T Corp. Liberty Media Group 2000 Incentive Plan" (the "Liberty Plan"), in the form attached hereto as Exhibit A;

                  WHEREAS, AT&T and the Liberty Media Parties desire to supplement and modify the Inter-Group Agreement to address the responsibilities and obligations of each Group relating to the Liberty Plan;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, AT&T and the Liberty Media Parties hereby agree as follows:

                                    ARTICLE I
                    OBLIGATIONS RELATING TO THE LIBERTY PLAN

                  SECTION 1.1. Certain Liabilities Relating to the Liberty Plan.

                  (a) Subject to the last sentence of this subsection (a), all Liabilities arising out of or related to the Liberty Plan, any registration statement on Form S-8 (or any successor form) covering the issuance of AT&T Liberty Tracking Shares underlying grants pursuant to the Liberty Plan (a "Registration Statement") and any incentive awards granted pursuant to the Liberty Plan in accordance with the provisions thereof shall, as between the Common Stock Group and the Liberty Media Group, be Liabilities of the Liberty Media Group and shall be considered "Stock Incentives" for purposes of Section 1.4(a)(ii) of the Inter-Group Agreement. It is understood and agreed that all incentive awards granted under the Liberty Plan will be granted to persons who are officers, employees or consultants of the Liberty Media Group, and whenever any such incentive award is exercised or settled, it shall be considered, for purposes of Section 1.4(a)(ii) of the Inter-Group Agreement, to have been exercised or settled by a person who is an officer, employee or consultant of the Liberty Media Group or by a person who is no longer an officer, employee or consultant

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of the Liberty Media Group but who was an officer, employee or consultant of the
Liberty Media Group on the date of such person's last employment by either Group (as defined in the Inter-Group Agreement). Notwithstanding the foregoing, as between the Common Stock Group and the Liberty Media Group, the Common Stock Group shall be responsible for any Liabilities to the extent arising out of or relating to any false or misleading statement of a material fact contained in or incorporated by reference into a Registration Statement or the omission to state or incorporate by reference therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case, at the time such Registration Statement becomes effective and only to the extent that such false or misleading statement or omission relates to AT&T or any member of the Common Stock Group.

                  (b) The Liberty Media Group shall be responsible for, and shall reimburse the Common Stock Group for, any and all reasonable costs, fees and expenses incurred by AT&T or any member of the Common Stock Group in connection with: (i) the review and approval of the Liberty Plan and this Agreement; (ii) the grant of awards pursuant to the Liberty Plan; (iii) the review and filing, at the request of the Liberty Media Parties, of a registration statement or registration statements on Form S-8 (or any successor form) covering solely the issuance of AT&T Liberty Tracking Shares underlying awards granted pursuant to the Liberty Plan; and (iv) all other fees and expenses related thereto, including in each case any internal costs, fees and expenses (which shall be determined in any reasonable manner developed by AT&T for tracking such internal costs, fees and expenses), and in each case such costs, fees and expenses to be reimbursed promptly upon receipt of a statement therefor.

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                  SECTION 1.2. Issuance of AT&T Liberty Tracking Shares. AT&T
shall be responsible for the issuance and delivery to the transfer agent of any AT&T Liberty Tracking Shares that become deliverable in connection with the exercise or settlement of any awards granted pursuant to the Liberty Plan.

                                   ARTICLE II
                                   DEFINITIONS

                  SECTION 2.1. Certain Definitional Provisions. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Inter-Group Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or

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by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.

                                   ARTICLE III
                                  MISCELLANEOUS

                  SECTION 3.1. Notices. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or upon the receipt after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

         If to AT&T or any member of the Common Stock Group:
                  AT&T Corp.
                  295 North Maple Avenue
                  Basking Ridge, New Jersey  07920
                  Attention:     Vice President-Law
                                 and Corporate Secretary
                  Facsimile:     (908) 221-6618

         with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019
                  Attention:     Richard D. Katcher, Esq.
                                 Steven A. Rosenblum, Esq.
                                 David M. Silk, Esq.
                  Facsimile:     (212) 403-2000

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         If to LMC or any member of the Liberty Media Group:

                  Liberty Media Corporation
                  9197 South Peoria Street
                  Englewood, Colorado 80112

                  Attention:     Charles Y. Tanabe, Esq.
                  Facsimile:     (720) 875-5382

         with a copy to:

                  Baker Botts L.L.P.
                  599 Lexington Avenue
                  New York, New York 10022
                  Attention:     Robert W. Murray, Esq.
                  Facsimile:     (212) 705-5125

or such address as such party shall have designated by notice so given to each other party.

                  SECTION 3.2. Amendments; No Waivers. (a) This Agreement shall be amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by each of AT&T and LMC (and following a Triggering Event (as defined in the Inter-Group Agreement), Liberty Media Group LLC).

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 3.3. Successors and Assigns. Neither this Agreement nor any of the rights or obligations under this Agreement shall be assigned, in whole or in part, by any party without the prior written consent of the other parties hereto; provided, however, that the assignment of its rights and obligations under this Agreement by LMC or any Covered Entity (as defined in the Inter-Group Agreement) to Liberty Media Group LLC in connection with the transactions

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contemplated by the Contribution Agreement shall not require the consent of
AT&T. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 3.4. Governing Law; Consent to Jurisdiction. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws. Each party hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or the Chancery Court of the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non coveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section
3.4 and shall not be deemed to be a general submission to the jurisdiction of said courts or of the State of Delaware other than for such purpose. AT&T and LMC each hereby waive any right to a trial by jury in connection with any such action, suit or proceeding.

                  SECTION 3.5. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

                  SECTION 3.6. Specific Performance. Each of AT&T and LMC acknowledges and agrees that money damages are not an effective remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to

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enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

                  SECTION 3.7. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  SECTION 3.8. Termination. This Agreement shall remain in full force and effect until such time as no shares of Class A Liberty Group Stock or Class B Liberty Group Stock are outstanding and upon termination, no party shall have any liability or further obligation to the other under this Agreement, except that the provisions of Section 1.1(a) (to the extent of any Liabilities described therein that arose at or prior to the termination of this Agreement or under any provision of this Agreement that survives such termination) and this
Section 3.8 shall survive the termination of this Agreement. No termination of this Agreement shall limit or otherwise affect the rights or obligations of the parties to the Inter-Group Agreement.

                  SECTION 3.9. Cooperation. Each of AT&T and LMC covenants and agrees with the other to use its reasonable best efforts to cause each member of the Common Stock Group and each member of the Liberty Media Group, respectively, to fulfill each of its respective obligations under this Agreement.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                                 AT&T CORP.



                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 LIBERTY MEDIA CORPORATION



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 LIBERTY MEDIA GROUP LLC



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:
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                                 Each of the following Covered Entities hereby
                                 executes this Agreement as a member of the
                                 Liberty Media Group to become a party to this Agreement for so long as it remains a Covered Entity under the applicable provisions of the AT&T Charter Amendment:

                                 LIBERTY SP, INC.



                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 LIBERTY AGI, INC.



                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 LMC INTERACTIVE, INC.



                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title: